Registration No. 2-90309
---------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                              FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.  _____   _____
  Post-Effective Amendment No.   23      X
  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  24                      X

                        CARILLON FUND, INC.
         (Exact Name of Registrant as Specified in Charter)

             1876 Waycross Road, Cincinnati, Ohio 45240
               (Address of Principal Executive Offices)

                           (513) 595-2600
                  (Registrant's Telephone Number)

John F. Labmeier, Esq.
The Union Central Life Insurance Company
P.O. Box 40888
Cincinnati, Ohio 45240
(Name and Address of Agent for Service

Copy to:
Jones and Blouch L.L.P.
Suite 405 West
1025 Thomas Jefferson St., N.W.
Washington, D.C. 20007



It is proposed that this filing will become effective (check appropriate box)
___ immediately upon filing pursuant to paragraph (b) of Rule 485
 X  on June 30, 1999 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                           PART A


                            INFORMATION REQUIRED IN A PROSPECTUS

June 30, 1999


                  CARILLON FUND, INC.
--------------------------------------------------------------


    The Lehman Aggregate Bond Index Portfolio (the "Portfolio") is one of eight investment portfolios comprising series of Carillon Fund, Inc., an open-end, series, management investment company.

   The Portfolio's investment objective is to seek investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate
Bond Index.

   We cannot assure you that the Portfolio will meet its objective.


THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO THE PORTFOLIO.  WE SUGGEST
THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








UCCF 514B

                       TABLE OF CONTENTS

INTRODUCTION TO THE FUND....................................1

PORTFOLIO PROFILE...........................................1

PORTFOLIO OPERATING EXPENSES................................3

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS.............4
         FOREIGN SECURITIES.....................................4
     FOREIGN CURRENCY TRANSACTIONS..........................5
     JUNK BONDS.............................................5
     REPURCHASE AGREEMENTS..................................6
     REVERSE REPURCHASE AGREEMENTS..........................6
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.....6
     COLLATERALIZED MORTGAGE OBLIGATIONS....................8
     LENDING PORTFOLIO SECURITIES...........................8
     MIXED FUNDING..........................................8
     OTHER INFORMATION......................................8

FUND MANAGEMENT.............................................9
     INVESTMENT ADVISER.....................................9
     ADVISORY FEE...........................................9
     EXPENSES...............................................9
     CAPITAL STOCK..........................................9
     VALUATION OF PORTFOLIO SHARES.........................10

DIVIDENDS AND DISTRIBUTIONS................................10

TAXES......................................................10

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..........11

PREPARING FOR YEAR 2000....................................11

APPENDIX A:  RATINGS.......................................12
     CORPORATE BOND RATINGS................................12
     COMMERCIAL PAPER RATINGS..............................13

APPENDIX B: PERFORMANCE TABLE..............................14

                  INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of the Lehman Aggregate Bond Index Portfolio (the "Portfolio"), which is one of eight Portfolios of Carillon Fund, Inc. (the "Fund"). The Portfolio is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by The Union Central Life Insurance Company ("Union Central"). Although you cannot purchase shares of the Portfolio directly, you can instruct Union Central how to allocate your contract's values to the Portfolio. The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights for the Portfolio.

                PORTFOLIO PROFILE

Investment Objective
The Lehman Aggregate Bond Index Portfolio (the "Portfolio") seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

The Lehman Bond Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

- Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

- Publicly-traded or 144a debt securities rated BBB- or BAA3 or higher by a nationally recognized rating service such as Standard & Poors or Moody's; or

-   Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Bond Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Bond Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman Bond Index.
 The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Bond Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Bond Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Bond Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks


- Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

- Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high. Therefore, the credit risk of the Portfolio is expected to be low.

- Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

- Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Portfolio is expected to be moderate.

- Correlation risk: Because the Portfolio has expenses, and the Lehman Bond Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Since this is a new Portfolio, there is no bar chart or performance table.


                   PORTFOLIO OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)

               Bond Index Portfolio
   Management Fees                .30%
   Other Expenses                 .30%*
                                 -----
   Total Operating Expenses       .60%

* Since this is a new Portfolio, "Other Expenses" are based upon estimates. The Adviser will pay any expenses of the Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

 EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.*

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
   Bond Index Portfolio     $62      $193      N/A       N/A

The purpose of this table is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of a Union Central contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses.  Actual expenses may be more or less than those shown.
---------

* The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Portfolio.


      OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. However, each security must be dollar-denominated and be rated investment grade (BBB- or BAA3 or higher) at the time of purchase. The Portfolio may not invest more than 35% of its total assets in foreign securities in aggregate. Furthermore, the Portfolio may not invest more than 10% of its total assets in any one foreign countries securities.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

-  political or economic instability in the foreign country;
- diplomatic developments that could adversely affect the value of the foreign security;
-  foreign government taxes;
- costs incurred by the Portfolio in converting among various currencies;
-  fluctuation in currency exchange rates;
- the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
- in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
- less publicly available information about foreign issuers than domestic issuers;
- foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
- securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
- there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Portfolio will NOT engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of any security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

JUNK BONDS
The Portfolio may NOT purchase any bond rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

Junk bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

- greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

- greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

- limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio is not expected to engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A financial futures contract is closed out by buying or selling an identical offsetting futures contract or by delivering the agreed upon security at the expiration of the contract.. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract. The Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). These Portfolios may purchase call option contracts to close out a position acquired through the sale of a call option.

The Portfolio may write and purchase covered call and put options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED FUNDING
The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contract owners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in the Portfolio at prices equal to the net asset value of the shares of the Portfolio.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                    FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Carillon Advisers, Inc., P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA is primarily responsible for the day-to-
day management of the Portfolio.   Mr. Rodmaker is the Fixed
Income Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central as an investment analyst since 1989.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee equal to .30% of the current value of the net assets of the Portfolio.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Lehman Bond Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

CAPITAL STOCK
The Fund currently has eight classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from its contract owners.


VALUATION OF PORTFOLIO SHARES
Portfolio shares are sold at the price next computed after receipt of a purchase or redemption order. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

-   when the New York Stock Exchange is closed and

- any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

- adding the values of all securities and other assets of the Portfolio,

-   subtracting liabilities and expenses, and

- dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all dividends or interest earned by the Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of the Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                            TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                 PREPARING FOR YEAR 2000

Like all financial services providers, the Adviser utilizes systems that may be affected by Year 2000 transition issues. In addition to the Adviser, the Fund relies on service providers, including the Fund's custodian, transfer agent, and dividend disbursing agent, that also may be affected. The Adviser has advised the Fund that it has developed, and is in the process of implementing, a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While the Adviser has made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this prospectus, Fund management does not anticipate that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Adviser has advised Fund management that it currently anticipates that its systems will be Year 2000 compliant on or about October 31, 1999, but there can be no assurance that it will be successful, or that interaction with other service providers will not impair the Adviser's services at that time.


                    APPENDIX A:  RATINGS
CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

   AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
-   management;
- economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
-   competition and customer acceptance of products;
-   liquidity;
-   amount and quality of long-term debt;
-   ten-year earnings trends;
- financial strength of a parent company and the relationships which exist with the issuer; and
- recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

-   Liquidity ratios are better than the industry average.
- Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
- The issuer has access to at least two additional channels of borrowing.
- Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
- Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


               APPENDIX B: PERFORMANCE TABLE


The table below provide an indication of the risk of investing in the Portfolio. The table shows the Lehman Bond Index average annual returns for one year, five years, and ten years. The Lehman Bond Index returns are not adjusted for the expected expenses of the Portfolio and do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the past performance of the Lehman Bond Index does not indicate how it will perform in the future.


Average Annual Total Returns for Years Ended December 31, 1998

<caption"

                       1 Year         5 Years      10 Years
   Lehman Bond Index     8.67%          7.27%        9.26%


A Statement of Additional Information dated June 30, 1999, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000

                            PART B


                   INFORMATION REQUIRED IN A
              STATEMENT OF ADDITIONAL INFORMATION

                      CARILLON FUND, INC.
---------------------------------------------------------------

             Lehman Aggregate Bond Index Portfolio

              STATEMENT OF ADDITIONAL INFORMATION

June 30, 1999

   This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated June 30, 1999, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.



                     TABLE OF CONTENTS
                                                            Page
Investment Policies (7)........................................2
 Money Market Instruments and Investment Techniques............2
 Certain Risk Factors Relating to High-Yield, High-Risk Bonds..6
 Investments in Foreign Securities.............................6
 Futures Contracts.............................................7
 Options.......................................................9
 Lending Portfolio Securities.................................13
Investment Restrictions.......................................13
Portfolio Turnover............................................16
Management of the Fund (14)...................................17
 Directors and Officers.......................................17
 Investment Adviser...........................................19
 Payment of Expenses..........................................20
 Advisory Fee.................................................21
 Investment Advisory Agreement................................21
 Administration...............................................22
 Service Agreement............................................23
 Securities Activities of Adviser.............................23
Determination of Net Asset Value (16).........................24
Purchase and Redemption of Shares (16)........................24
Taxes (15)....................................................25
Portfolio Transactions and Brokerage..........................25
General Information (2).......................................26
 Capital Stock................................................26
 Voting Rights................................................27
 Additional Information.......................................28
Independent Auditors..........................................28

( ) indicates page on which the corresponding section appears in the Prospectus.

---------------------------------------------------------------

UCCF 515B 6-99

                      CARILLON FUND, INC.
---------------------------------------------------------------

                    INVESTMENT POLICIES

   The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

   Certain money market instruments and investment techniques are described below. The Lehman Aggregate Bond Index Portfolio
(the "Portfolio") may purchase money market instruments.

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by the Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

   If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. The Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

   Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities.     The Portfolio may invest in
collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

   The Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.
Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an
IO), while the other class will receive all of the principal (a
PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

   The Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

   Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

   The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in values of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

   For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy, until the Portfolio reaches $25 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

   A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

   Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract or delivering the security agreed upon in the contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

   Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

   The Portfolio may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

   As a writer of a call option, the Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

   The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

   There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

   The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

   The Portfolio may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The Portfolio will not write options on futures contracts for speculative purposes.

   A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

   Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

   As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes.

   In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

   Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

   The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

   The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

   All of the futures options transactions employed by the Portfolio will be bona fide hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

   At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

   In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

   The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

   The Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.


                INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolio and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that the Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States
Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that the Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Portfolio in compliance with non-fundamental restrictions (8) and (9) below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

   (8) Lend its securities, except that the Portfolio may lend securities in compliance with non-fundamental restriction (7) below.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

   (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio.

   (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities
Act of 1933 in selling shares of the Portfolio and except as it may be deemed such in a sale of restricted securities.

   (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that the Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved.

   The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

   The Portfolio may not:

   (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

   (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

   (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

   If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

   In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                      PORTFOLIO TURNOVER

   The Portfolio's annual rate of Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.
The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolio and its shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable. The annual Portfolio turnover rate for the Portfolio is expected to be 20%.


                     MANAGEMENT OF THE FUND

Directors and Officers

   The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

                          Position(s)
Name, Address             with          Principal Occupation(s)
and Age                   the Fund      During Past Five Years
-------------             -----------   ----------------------
George M. Callard, M.D.   Director      Professor of Clinical Surgery,
3021 Erie Avenue                        University of Cincinnati
Cincinnati, Ohio  45208
(Age 65)

Theodore H. Emmerich      Director      Consultant; former Partner, Ernst &
1201 Edgecliff Place                    Whinney,Accountants
Cincinnati, Ohio  45206
(72)

James M. Ewell            Director      Retired Senior Vice President
9000 Indian Ridge Road                  and Director, The Procter and
Cincinnati, Ohio  45243                 Gamble Company
(83)

Richard H. Finan          Director      Attorney at Law; President of
11137 Main Street                       the Ohio State Senate
Cincinnati, Ohio  45241
(64)

Jean Patrice              Director      Former Interim President,
Harrington, S.C.                        Cincinnati State Technical and
3217 Whitfield Avenue                   Community College; Former
Cincinnati, Ohio 45220                  Executive Director, Cincinnati
(76)                                    Youth Collaborative; President
                                        Emeritus (formerly, President)
                                        College of Mount St. Joseph

John H. Jacobs*           Director      President and Chief Operating
(52)                                    Officer,  Union Central;
                                        Director, Carillon Advisers, Inc.
                                        ("Adviser"); Director, Carillon
                                        Investments, Inc.; prior to July,
                                        1998, Officer and employee, Union
                                        Central

Charles W. McMahon        Director      Retired Senior Vice President
19 Iron Woods Drive                     and Director, Union Central
Cincinnati, Ohio 45239
(79)

Harry Rossi*              Director      Director Emeritus, Union Central;
8548 Wyoming Club Drive                 Director, Adviser; former
Cincinnati, Ohio 45215                  Chairman, President and Chief
(79)                                    Executive Officer, Union Central

Steven R. Sutermeister    Director,     Senior Vice President, Union
(45)                      President     Central; President and Chief
                          and Chief     Executive Officer, Adviser
                          Executive     Director, Carillon Investments, Inc.
                          Officer

Stephen R. Hatcher        Senior Vice   Executive Vice President and
(56)                      President     Chief Financial Officer, Union
                                        Central; prior to June, 1995,
                                        Officer and employee, Union Central

John F. Labmeier          Vice          Vice President, Associate General
(50)                      President     Counsel and Assistant Secretary,
                          and Secretary Union Central; Vice President
                                        and Secretary, Carillon Investments,
                                        Inc.; Secretary, Adviser

Thomas G. Knipper         Controller    Treasurer, Adviser; prior to July,
(41)                                    1995, Treasurer of The Gateway Trust
                                        and Vice President and Controller of
                                        Gateway Advisers, Inc.

John M. Lucas             Assistant     Counsel and Assistant to Secretary,
(48)                      Secretary     Union Central

__________________
* Messrs. Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment
Company Act of 1940) because of their affiliation with the Adviser.

   Each of the directors also serves as a trustee of Carillon
Investment Trust.

   All directors who are not "interested persons" of the Company are members of the Audit Committee.

   As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1998 were $63,657.

                        Compensation Table

     (1)                (2)           (3)          (4)        (5)
Name of Person,      Aggregate     Pension or    Estimated   Total
Position             Compensation  Retirement    Annual      Compensation
                     From          Benefits      Benefits    From
                     Registrant    Accrued As    Upon        Registrant
                                   Part of Fund  Retirement  and Fund
                                   Expenses                  Complex*
                                                             Paid to
                                                             Directors
--------------------------------------------------------------------------

George M. Callard,   $14,800**      --            --         $14,800
M.D.
Director

Theodore H. Emmerich $15,900        --            --         $15,900
Director

James M. Ewell       $15,300        --            --         $15,300
Director

Richard H. Finan     $15,300        --            --         $15,300
Director

Jean Patrice
Harrington, S.C.     $15,500        --            --         $15,500
Director

John H. Jacobs        N/A           N/A           N/A         N/A
Director

Charles W. McMahon   $14,800**      --            --         $14,800
Director

Harry Rossi           N/A           N/A           N/A         N/A
Director

*   Each of the Directors also serves as a Trustee of Carillon Investment
Trust.
**   Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1998, the total amount deferred, including interest, was as follows: Dr. Callard - $88,336.72; Mr. McMahon - $116,299.60.

Investment Adviser

   The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are John H. Jacobs, President and Chief Executive Officer; Harry Rossi, Director; Thomas
G. Knipper, Treasurer; and John F. Labmeier, Secretary.

   Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

   The Adviser continuously furnishes an investment program for the Portfolio, is responsible for the actual management of the Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolio in a manner consistent with its investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for the Portfolio.

Payment of Expenses

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

   The Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the Portfolio other than the advisory fee for the Portfolio, to the extent that such expenses exceed .30% of the Portfolio's net assets.

   Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

   The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus.

Investment Advisory Agreement

   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 19, 1999 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

   On March 26, 1999, the Board of Directors took steps to activate the Portfolio by authorizing the issuance of shares of the Portfolio. On June 18, 1999, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Portfolio, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Fund shares other than Portfolio shares and that therefore only the holders of Portfolio shares were entitled to vote on the amendment. It is anticipated that the sole shareholder of the Portfolio will approve the Agreement as amended on or about July 1, 1999.

   The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

   The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

   If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

   The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .05% of the average net assets of the Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

   Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. It is anticipated that the sole shareholder of the Portfolio will approve the Service Agreement on or about July 1, 1999.

Securities Activities of Adviser

   Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

   On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

               DETERMINATION OF NET ASSET VALUE

   As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

   Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                PURCHASE AND REDEMPTION OF SHARES

   The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

   The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                         TAXES

   The Portfolio will be treated as a separate entity for federal income tax purposes. The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

   In order to qualify as a regulated investment company, in each taxable year the Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

            PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser is primarily responsible for the investment decisions of the Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

   If the securities in which the Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

   While the Adviser seeks to obtain the most favorable net results in effecting transactions in the portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

                    GENERAL INFORMATION

Capital Stock

   The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with eight classes of stock, one for each Portfolio. The authorized capital stock of the Fund consists of one hundred and ninety million shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes: Equity Portfolio consisting of forty million authorized shares; Capital Portfolio consisting of thirty million authorized shares; Bond Portfolio consisting of thirty million authorized shares; S&P 500 Index Portfolio consisting of thirty million authorized shares; Micro-Cap Portfolio consisting of twenty million shares; S&P MidCap 400 Index Portfolio, consisting of twenty million shares; Balanced Index Portfolio, consisting of twenty million shares; and Bond Index Portfolio, consisting of twenty million shares.

   The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

   Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

   In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

   All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

   Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

   Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

   The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

   As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

   This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

   INDEPENDENT AUDITORS

   The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors.

                              PART C


                        OTHER INFORMATION

                       CARILLON FUND, INC.

                   PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Carillon Fund, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Carillon Fund, Inc. - previously filed (initial filing on April 3 1984)
(c)  Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
     (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 -
          May 1, 1987)
     (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
(e)  Not Applicable
(f)  Not Applicable
(g) (1) Custodian Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
     (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
     (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2 , 1984)
(j)  Not applicable
(k)  Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m)  Not Applicable
(n)  Not applicable
(o)  Not Applicable

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Carillon Fund, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

          THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.   The Union Central Life Insurance Company (Ohio)

  A. Carillon Investments, Inc. (Ohio) -100% owned

  B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

     a. Carillon Marketing Agency of Alabama, Inc. (Alabama) -
         100% owned

     b. Carillon Marketing Agency of Idaho, Inc. (Idaho) -100% owned

     c. Carillon Marketing Agency of Kentucky, Inc. (Kentucky) -
        100 owned

     d. Carillon Marketing Agency of Maine, Inc. (Maine) - 100% owned

     e. Carillon Insurance Agency of Massachusetts, Inc.
        (Massachusetts) 100% owned

     f. Carillon Marketing Agency of New Mexico, Inc. (New
        Mexico) - 100% owned

     g. Carillon Marketing Agency of Ohio, Inc. (Ohio) -100% owned

     h. Carillon Marketing Agency of Pennsylvania, Inc.
        (Pennsylvania) 100% owned

     i. Carillon Marketing Agency of Texas, Inc. (Texas) - 100% owned

  C.  Carillon Advisers, Inc. (Ohio) -100% owned

  D. The Manhattan Life Insurance Company (New York) - 100% owned

  E. Family Enterprise Institute, Inc. (Delaware) -100% owned

  F. PRBA, Inc. (California) - 100% owned

     a. Price, Raffel & Browne Administrators, Inc. (Delaware) -
        100% owned

  G. B&B Benefits Administration, Inc. (California) - 100% owned

  H. Summit Investment Partners, LLC (Ohio) - 100% owned

     a. First Summit Capital Management (Ohio) - 51% owned

II. Mutual Funds of the Carillon Group

  A.  Carillon Fund, Inc.* (Maryland)

  B.  Carillon Investment Trust** (Massachusetts)

*   At February 28, 1999, The Union Central Life Insurance
    Company owned 100% of the outstanding shares of Carillon
    Fund, Inc.

**  At February 28, 1999, The Union Central Life Insurance
    Company owned 69% of the outstanding shares of Carillon
    Investment Trust.

III. Summit Investment Trust (Massachusetts) - a mutual fund whose investment adviser is First Summit Capital Management.

Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Carillon
Advisers, Inc. ("CAI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name and          Position with   Principal Occupation(s)
Address           the Adviser     During Past Two Years
--------          -------------   -----------------------
Harry Rossi       Director        Director Emeritus, The Union
                                  Central Life Insurance Company
                                  ("Union Central"); Director,
                                  Carillon Group of Mutual Funds

Steven R.
Sutermeister      Director,       Senior Vice President, Union Central;
                  President       Director,President and Chief Executive
                  and Chief       Officer, Carillon Group of Mutual Funds;
                  Executive       prior thereto, Vice President, Union
                  Officer         Central

John H. Jacobs    Director        President and Chief Operating Officer,
                                  Union Central; Director,  Carillon Group
                                  of Mutual Funds; prior thereto, Executive
                                  Vice President, Union Central

D. Stephen Cole   Vice President  Vice President, Union Central

Thomas G. Knipper Treasurer       Treasurer, CAI; Controller and Treasurer,
                                  Carillon Group of Mutual Funds

John F. Labmeier  Secretary       Vice President, Associate General Counsel
                                  and Assistant Secretary, Union Central;
                                  Vice President and Secretary, Carillon
                                  Group of Mutual Funds and Carillon
                                  Investments, Inc.

Item 27.  Principal Underwriters

None.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund or at Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI
53201-0701.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Carillon Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 30th day of June, 1999.

                                     CARILLON FUND, INC.
(SEAL)

Attest:  /s/  John F. Labmeier  By:/s/ Steven R. Sutermeister
                                       Steven R. Sutermeister,
                                       President

    Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title           Date

/s/ Steven R. Sutermeister            President       6/30/99
    Steven R. Sutermeister            and Director
                                      (Principal
                                      Executive
                                      Officer)

/s/ Thomas G. Knipper                 Controller      6/30/99
   Thomas G. Knipper                  and Treasurer
                                      (Principal
                                      Financial
                                      and Accounting
                                      Officer)

* /s/ George M. Callard, M.D.         Director        6/30/99
     George M. Callard, M.D.

* /s/ Theodore H Emmerich             Director        6/30/99
     Theodore H. Emmerich

* /s/ James M. Ewell                  Director        6/30/99
     James M. Ewell

* /s/ Richard H. Finan                Director        6/30/99
     Richard H. Finan

* /s/ Jean Patrice Harrington, S.C.   Director        6/30/99
     Jean Patrice Harrington, S.C.

* /s/ John H. Jacobs                  Director        6/30/99
     John H. Jacobs

* /s/ Charles W. McMahon              Director        6/30/99
     Charles W. McMahon

* /s/ Harry Rossi                     Director        6/30/99
     Harry Rossi


*By John F. Labmeier, pursuant to Power of Attorney previously filed.